PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT

Note 4: PROPERTY AND EQUIPMENT

The components of property and equipment as of December 31, 2023 and 2022 were as follows:

	Estimated	December 31,
(in thousands)	Useful Life	2023	2022
Machinery and equipment	3 - 5 years	$363	$891
Computer equipment and software	3 years	1,377	1,386
Furniture and fixtures	5 years	189	181
Leasehold improvements	(1)	52	721
Gross property and equipment		1,981	3,179
Accumulated depreciation and amortization		(1,816)	(2,811)
Property and equipment, net		$165	$368

(1)	Lesser of remaining lease term or estimated useful life

Depreciation expense for property and equipment was $199,000 and $265,000 for the years ended December 31, 2023 and 2021, respectively.

As of December 31, 2022, property and equipment was reviewed for potential impairment for recoverability by comparing the carrying amount of certain of the Company’s assets to the estimated undiscounted future cash flows expected to be generated by the asset group. As the carrying amount of the Company’s asset group exceeded its estimated undiscounted future cash flows, the Company recognized an impairment of $52,000, recorded as selling, general and administrative expense on the consolidated statement of operations, based on the difference between the carrying value of the fixed assets and their fair value as of December 31, 2022 as a result of the Company’s discontinuance of the genetics testing offering effective September 30, 2022. The fair value was derived from an offer to purchase certain of the Company’s assets for a blanket amount, as the Company’s management believed it represented the most appropriate fair value of the asset group. There were no impairment charges for the year ended December 31, 2023.